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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                           Amendment To Report Filed


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


       Date of Report (date of earliest event reported): November 6, 1998


                         CarrAmerica Realty Corporation
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             (Exact name of registrant as specified in its charter)


          Maryland                        1-11706               52-1796339
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                   File No.)           Identification No.)


                   1850 K Street, N.W., Washington, D.C. 20006
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (202) 729-7500

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                                    FORM 8-K/A


ITEM 5.  Other Events.

         Attached hereto as Exhibit 99.1 is a copy of the Condensed Consolidated Statements of Operations and the Condensed Consolidated Statements of EBITDA included in the Supplemental Data included in the Company's press release, dated November 5, 1998.

ITEM 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit
                  Number
                  ------

                  This Amendment is being filed because the Rental Income and the Total Operating Expense figures for the three months ended September 30, 1998 on the Consolidated Statements of Operations, and, the OmniOffices (UK) Limited EBITDA for the three months ended September 30, 1998 and the G & A selling expense for the nine months ended September 30, 1998 were incorrect.

                  99.1 Amendment to Press Release, November 5, 1998, entitled "Supplemental Data", "CarrAmerica Realty Corporation and Subsidiaries, Condensed Consolidated Statements of Operations" and "Condensed Consolidated Statements of EBITDA".




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: November 6, 1998



                                            CARRMERICA REALTY CORPORATION



                                            By:      /s/ Brian K. Fields
                                                     ---------------------------
                                                     Brian K. Fields
                                                     Chief Financial Officer


                                Amendment No. 1

         The undersigned registrant hereby amends Exhibit 99.1 of its current report on Form 8-K filed with the Commission on November 5, 1998 as set forth in the pages attached hereto to file a Condensed Consolidated Statements of Operations and the Condensed Consolidated Statements of EBITDA.


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                                  EXHIBIT INDEX



Exhibit
Number
------

99.1 Amendment to Press Release, November 5, 1998, entitled "Supplemental Data", CarrAmerica Realty Corporation and Subsidiaries--Condensed Consolidated Statements of Operations and Condensed Consolidated Statements of EBITDA.